EXHIBIT 10.15

THIRD AMENDMENT TO TRUST AGREEMENT NO. 1

This Third Amendment to Trust Agreement No. 1 is entered into effective as of July 28, 2014 by and between Cliffs Natural Resources Inc., f/k/a Cleveland-Cliffs Inc., an Ohio corporation (the “Company”), and KeyBank, N.A., the successor in interest to Key Trust Company of Ohio, N.A., a national banking association, as Trustee (the “Trustee”). Capitalized terms not defined herein shall have the meanings assigned to such terms in Trust Agreement No. 1.
WITNESSETH

WHEREAS, on June 12, 1997 the Company and the Trustee amended and restated Trust Agreement No. 1, effective June 1, 1997;
WHEREAS, Section 12 of Trust Agreement No. 1 provides that such Trust Agreement may be amended by the Company and the Trustee; and
WHEREAS, Section 9(c) of Trust Agreement No. 1 provides that Exhibit A thereto may be amended by the Company by furnishing to the Trustee an amendment thereto.
NOW, THEREFORE, the Company and the Trustee hereby amend Trust Agreement No. 1 to provide as follows:
1.    The first WHEREAS clause is amended to read as follows:
WHEREAS, Cliffs Natural Resources Inc., f/k/a Cleveland-Cliffs Inc. entered into an agreement, as shown on Exhibit A, with each of the executives (the “Executives”) listed (from time to time as provided in Section 9(c) hereof) on Exhibit A hereto (the agreements are referred to herein singularly as an “Agreement” and collectively as the “Agreements”);
2.    Exhibit A is amended in its entirety to read as attached hereto.

IN WITNESS WHEREOF, the Company and the Trustee have caused counterparts of this Third Amendment to be executed on this 28th day of July, 2014, each of which shall be an original Amendment.

CLIFFS NATURAL RESOURCES INC.

By:	/s/ James D. Graham
Title:	Vice President, Chief Legal Officer & Secretary

KEYBANK, N.A., as Trustee

By:	/s/ Lester W. Dryja
Title:	Vice President

EXHIBIT A

Effective July 28, 2014

TRUST AGREEMENT NO. 1

The following Executives have entered into Change in Control Severance Agreements:

Name	Job Title	Beneficiary
Halverson, Gary B	President & Chief Executive Officer	Halverson, Frances
Boor, William C	Executive Vice President, Corp Development & Chief Strategy Officer, Chief Risk Officer	Boor, Angela A.
Fedor, Terry G	Executive Vice President, United States Iron Ore	Fedor, Sheryl Elaine
Harapiak, Maurice D	Executive Vice President, Human Resources
Paradie, Terrance M	Executive Vice President & Chief Financial Officer	Paradie, Christine E.
Smith, Clifford T	Executive Vice President, Seaborne Iron Ore	Smith, Marianne B.
Tompkins, P Kelly	Executive Vice President, External Affairs & President, Global Commercial	Tompkins, Cathy Elaine
Webb, David	Executive Vice President, Global Coal	Webb, Brenda J.
Mee, Terrence R	Vice President, Global Iron Ore Sales	Mee, Elizabeth
Baisden, Steven R	Vice President, Corporate Development & Emerging Business	Baisden, Meredith A.
Bittner, Matthew C	Vice President & Treasurer	Bittner, Katharine Williams
Cartella, David T	Vice President, Government, Environmental, Safety & Sustainability	Cartella, Kimberly Ann
Flanagan, Timothy K	Vice President, Corporate Controller & CAO	Flanagan, Kathleen R.
Graham, James D	Vice President & Chief Legal Officer
McFadden, William J	Vice President, Global Coal Sales	McFadden, William
Whiteford, Sean M	Vice President, Technical Operations	Whiteford, Lauren Kathleen
LaTendresse, Edward	General Manager	LaTendresse, Gayle M.